Exhibit 10.5

August 7, 2008

Mr. James W. Morozzi

Chief Executive Officer

D & E Communications, Inc.

124 East Main Street

Ephrata, Pennsylvania 17522

Re:	Amendment to Credit Agreement

Ladies and Gentlemen:

Reference is made to the Third Amended and Restated Credit Agreement, dated as of September 19, 2006 (as amended, modified, supplemented, extended or restated from time to time, the “Credit Agreement”), among D & E Communications, Inc. (the “Borrower”), CoBank, ACB, as the Administrative Agent, the Lead Arranger and a Lender, the Subsidiary Guarantors referred to therein, and the other Lenders party to such Credit Agreement. Capitalized terms used and not defined herein shall have the meanings assigned to them in the Credit Agreement.

Amendment

The Loan Parties have requested that the Lenders amend Subsection 3.5(A) of the Credit Agreement to permit the Borrower to redeem the equity interests in any Loan Party or any of its Subsidiaries. In reliance on the representations and warranties of the Loan Parties in this letter agreement and subject to the effectiveness of this letter agreement as described below, the Lenders hereby agree to amend Subsection 3.5(A) by deleting it in its entirety and inserting in lieu thereof the following:

(A) in any fiscal year, so long as no Default or Event of Default exists before such Restricted Junior Payment or would result after giving effect to the payment of such Restricted Junior Payment, Borrower may provide, make, declare, or pay, directly or indirectly, any dividend or other distribution of assets to its shareholders and redeem equity interests in any Loan Party or any of its Subsidiaries, in an aggregate amount for all such dividends, distributions and redemptions for such fiscal year not to exceed $10,000,000; and

General

Except as expressly provided by this letter agreement, the terms and provisions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall continue in full force and effect. By agreeing to this letter agreement as acknowledged below, each of the Loan Parties hereby represents, certifies and warrants to the Administrative Agent and the Lenders that each of its representations and warranties contained in the Credit Agreement and the other Loan Documents to which it is a party are true and correct as of the effective date of this letter agreement, including that no Default or Event of Default exists, with the same effect as though made on such effective date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representations or warranty shall be true and correct as of such specified date). The amendment provided herein is to be effective only upon receipt by the Administrative Agent of an execution counterpart of this letter agreement signed by each Loan Party, the Administrative Agent and the other Lenders, and such amendment is conditioned upon the correctness of all representations and warranties made by each Loan Party herein or as provided to the Administrative Agent in connection with the request for such amendment. The amendment contained herein shall not constitute a course of dealing between the Loan Parties, the Administrative Agent and the Lenders, shall not constitute a waiver, extension or forbearance of any Default or Event of Default, now or hereafter arising, or except as expressly provided above an amendment of any provision of the Credit Agreement or the other Loan Documents. The Loan Parties agree to pay to the Administrative Agent, on demand, all out-of-pocket costs and expenses incurred by the Administrative Agent, including, without limitation, the reasonable fees and expenses of counsel retained by the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this letter agreement and all other instruments and documents contemplated hereby. This letter agreement shall be governed by, construed and enforced in accordance with all provisions of the Credit Agreement and may be executed in multiple counterparts.

[Signatures appear on the following page.]

Please evidence your acknowledgment of and agreement to the foregoing by executing this letter agreement in the place indicated below.

Sincerely,

COBANK, ACB, as Administrative Agent and a Lender

By:
Agreed to by:	Name:	Gary Franke
	Title:	Vice President

[INSERT NAME OF BANK], as a Lender

By:
Name:
Title:

AGREED, ACCEPTED AND APPROVED, by each of the following as of the day first written above.

D & E COMMUNICATIONS, INC., as Borrower		D & E WIRELESS, INC., as a Subsidiary Guarantor

By:		By:
Name:	Thomas E. Morell	Name:	Thomas E. Morell
Title:	Senior Vice President, Chief Financial Officer and Treasurer	Title:	Vice President and Treasurer

D & E SYSTEMS, INC., as a Subsidiary Guarantor		THE DENVER AND EPHRATA TELEPHONE & TELEGRAPH COMPANY, as a Subsidiary Guarantor

By:		By:
Name:	Thomas E. Morell	Name:	Thomas E. Morell
Title:	Vice President and Treasurer	Title:	Vice President and Treasurer

D & E INVESTMENTS, INC., as a Subsidiary Guarantor		D&E NETWORKS, INC., as a Subsidiary Guarantor

By:		By:
Name:	Thomas E. Morell	Name:	Thomas E. Morell
Title:	Vice President, Secretary and Treasurer	Title:	Vice President and Treasurer

BUFFALO VALLEY TELEPHONE COMPANY, as a Subsidiary Guarantor		D&E MANAGEMENT SERVICES, INC., as a Subsidiary Guarantor

By:		By:
Name:	Thomas E. Morell	Name:	Thomas E. Morell
Title:	Vice President and Treasurer	Title:	Vice President, Secretary and Treasurer

BUFFALO VALLEY MANAGEMENT SERVICES, INC., as a Subsidiary Guarantor		PCS LICENSES, INC., as a Subsidiary Guarantor

By:		By:
Name:	Thomas E. Morell	Name:	Thomas E. Morell
Title:	Vice President and Treasurer	Title:	Vice President, Secretary and Treasurer

CONESTOGA MANAGEMENT SERVICES, INC., as a Subsidiary Guarantor		CONESTOGA ENTERPRISES, INC., as a Subsidiary Guarantor

By:		By:
Name:	Thomas E. Morell	Name:	Thomas E. Morell
Title:	Vice President and Treasurer	Title:	Vice President and Treasurer

CONESTOGA WIRELESS COMPANY, as a Subsidiary Guarantor		THE CONESTOGA TELEPHONE AND TELEGRAPH COMPANY, as a Subsidiary Guarantor

By:		By:
Name:	Thomas E. Morell	Name:	Thomas E. Morell
Title:	Vice President and Treasurer	Title:	Vice President and Treasurer

INFOCORE, INC., as a Subsidiary Guarantor

By:
Name:	Thomas E. Morell
Title:	Vice President and Treasurer